OPPENHEIMER INTERNATIONAL BOND FUND
Annual Report September 30, 1995















[LOGO] OPPENHEIMERFUNDS.

This Fund is for people who want to take advantage of INTERNATIONAL OPPORTUNITIES offering the potential for growth along with income.

N E W S
--------------------
STANDARDIZED YIELDS
--------------------
For the 30 Days Ended 9/30/95:(3)

Class A
----------
9.44%
----------
Class B
----------
9.06%
----------
Class C
----------
9.22%
----------
--------------------------------------------------------------------------------
HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------
Oppenheimer International Bond Fund seeks high total return by investing primarily in foreign debt securities. The Fund currently emphasizes investments in government debt securities issued by developed countries such as Great Britain and Spain and emerging market countries such as Thailand and Brazil.
--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
Total returns at net asset value since inception of the Fund on 6/15/95 were 5.13% for Class A shares, 4.92% for Class B shares, and 4.73% for Class C shares.(1)
     Your Fund's cumulative total returns at maximum offering price since incep-tion of the Fund on 6/15/95 were 0.14% for Class A shares, -0.09% for Class B shares, and 3.73% for Class C shares.(2)
--------------------------------------------------------------------------------
OUTLOOK
--------------------------------------------------------------------------------
"We expect international bond markets to continue to outperform the U.S. market for the remainder of the year and into 1996. Though they've done quite well over this period, we believe many developed and emerging markets still offer better value than domestic bonds."

                                                 Ashwin Vasan, Portfolio Manager
                                                              September 30, 1995







All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 6/15/95 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 6/15/95 (inception of class), with the 5% contingent deferred sales charge deducted. Class C returns show results of hypothetical investments on 6/15/95 (inception of class), with the 1% contingent deferred sales charge deducted. An explanation of the different returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2 Oppenheimer International Bond Fund

JAMES C. SWAIN
Chairman
Oppenheimer International Bond Fund

JON S. FOSSEL
President
Oppenheimer International Bond Fund

DEAR OPPENHEIMERFUNDS SHAREHOLDER,

After a difficult 1994, many of the world's bond markets have had extremely strong performance this year--driven by steadily falling long-term interest rates and the expectation that inflation will remain low.
     In the domestic market, the surging economy in 1994 caused the Fed to increase interest rates seven times in an effort to control faster growth and the potential for inflation that accompanied it. We believe those rate hikes were primarily responsible for the poor performance of the U.S. bond market last year, yet they also set the stage for the U.S. economy's "soft landing"--one in which growth is moderate and inflation almost nonexistent.
     But many fixed income investors who remained patient and stayed the course were rewarded in 1995, when the Fed decided to cut short-term interest rates in July for the first time in three years--in an attempt to stimulate what many feared was a weakening U.S. economy. Both long-and short-term interest rates began to decline, continuing what was already a strong rally in the bond market.
     This huge rally in the U.S. bond market provided the backdrop for strong performance of overseas bond markets, especially in Europe where falling inter-est rates and low inflation have pushed bond prices higher. The trend toward lower interest rates also continues in mature markets like Germany and Japan, as their central banks cut rates to stimulate their still-recessionary economies.
     As mature economies show signs of improvement, and with bonds in these mar-kets selling at relatively high yields compared to domestic bonds, we antici-pate further price appreciation. In emerging markets, confidence has been re-stored somewhat after the volatility following the devaluation of the Mexican peso at the end of 1994. While investors avoided many of these markets for some time, they are now returning to markets from Latin America to Asia, drawn by economic recovery and government attention to controlling inflation. The result: these markets have begun to stabilize, offering prices and yields that are ex-tremely attractive. In addition, the strengthening U.S. dollar has helped to support investment in emerging markets and is adding to a sense of renewed stability.
     In all, we are confident that this is an excellent environment for fixed income investors worldwide. Interest rates and inflation are low globally, leading to stable to rising prices. And, while the American economy appears to be maintaining a steady, sustainable growth rate, the economies of Europe, Latin America and Asia--including Japan--are improving.
     We're confident that by being able to diversify investments throughout the world, we will be positioned to participate in any economic environment. Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.







/s/ James C. Swain                                     /s/ Jon S. Fossel
    James C. Swain                                         Jon S. Fossel




October 23, 1995



3  Oppenheimer International Bond Fund

ASHWIN VASAN
Portfolio Manager

Q+A

AN INTERVIEW WITH YOUR FUND'S MANAGER.

THE FUND HAS PERFORMED VERY WELL OVER THIS PERIOD, SURPASSING ITS BENCHMARKS SINCE INCEPTION. WHAT ACCOUNTS FOR ITS SUPERIOR PERFORMANCE?

Since the start of our operations in June of this year, we've seen the advan-tages we'd expected from our strategy of diversifying our investments among bonds from a broad range of developed nations as well as those of emerging economies. More specifically, our outperformance was due to a fairly heavy weighting in the European bond market, which we set up believing that European bonds offered great opportunities after having lagged the U.S. market throughout the recent rally. And that weighting paid off--the Fund benefited as European bonds began to catch up with domestic bonds over the summer.
     Additionally, the Fund's performance was boosted when the bonds we bought in emerging markets at discounted prices began to strengthen as these markets began to stabilize and a stronger dollar brought investors back.

WHAT MARKETS ARE YOU INVESTED IN NOW?

Roughly 50% of the portfolio is invested in developed country bonds, such as Germany and the U.K., and 50% is in emerging market bonds. We believe this blend offers considerable opportunities for both appreciation and income.
     Currently, our largest holdings are in Mexico, Brazil, and the U.S. We believe strongly in Mexico and Brazil, which are moving to control inflation and rebuild reserves; this should ultimately lead to future growth and improving credits. We feel confident that these particular markets hold excellent value.
(1)

WHAT IS YOUR STRATEGY TO LIMIT RISK?

Of course, foreign investments are always subject to adverse market changes as a result of currency fluctuations. But over time, the long-term returns should more than compensate for temporary risk, especially when these investments are part of a diversified portfolio. We use a strategy that provides the opportunity to diversify holdings geographically over different currencies, thereby reducing overall risk because bond markets typically don't rise or fall together--and bad performance in one region may help offset downturns in another.
     The same is true for income. Where bonds in Spain are yielding roughly 11%, those in Argentina are yielding 18%. As of September 30, 1995, Argentine bonds represented 4.5% of net assets.
     Currently, we hold bonds from 30 different countries in developed and emerging markets--and within those countries we generally invest in government bonds, which is another way we aim to reduce risk.

WHAT IS YOUR OUTLOOK FOR THE FUND?

In some developed markets, yields are higher than the U.S. despite lower infla-tion, which suggests value. In many emerging markets, continued stability against a background of growth and recovery creates great potential. We are confident the Fund is well positioned within both sectors, and we expect it will benefit as the year continues. / /



1. The Fund's portfolio is subject to change.

4 Oppenheimer International Bond Fund

              ======================================================================================================================
              STATEMENT OF INVESTMENTS                                                        September 30, 1995


                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT (1)           SEE NOTE 1
====================================================================================================================================
CERTIFICATES OF DEPOSIT - 8.1%
------------------------------------------------------------------------------------------------------------------------------------
              Bank Pacific CD, Zero Coupon, 3/5/96                                  IDR            100,000,000      $        40,730
              ----------------------------------------------------------------------------------------------------------------------
              Citibank CD:
              16%, 10/20/95                                                     (2) CLP             39,050,000               97,919
              29.50%, 12/22/95                                                  (2) HUF             13,489,000              103,750
              ----------------------------------------------------------------------------------------------------------------------
              First Boston Corp. CD:
              10.40%, 10/12/95                                               (2)(3) CZK              1,561,260               59,206
              11%, 12/27/95                                               (2)(3)(4) ARA                100,000              100,013
              12.50%, 12/21/95                                               (2)(3) ARA                 30,000               30,004
              ----------------------------------------------------------------------------------------------------------------------
              Indonesia (Republic of) Bank Negara CD:
              Zero Coupon, 6/17/96                                              (2) IDR             50,000,000               19,451
              Zero Coupon, 7/18/96                                              (2) IDR             50,000,000               19,256
              Zero Coupon, 7/8/96                                               (2) IDR             50,000,000               19,518
              ----------------------------------------------------------------------------------------------------------------------
              Krungthai Thanakit CD:
              Zero Coupon, 10/13/95                                             (2) THB                500,000               19,637
              Zero Coupon, 12/1/95                                              (2) THB              1,250,000               49,043
              ----------------------------------------------------------------------------------------------------------------------
              Thai Farmers Bank PLC CD, Zero Coupon, 12/7/98                    (2) THB                500,000               19,139
              ----------------------------------------------------------------------------------------------------------------------
              Thai Military Bank PLC CD, 10%, 1/31/96                           (2) THB                500,000               19,928
                                                                                                                    ----------------

              Total Certificates of Deposit (Cost $600,309)                                                                 597,594

====================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS - 73.0%
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 4.5%
              ----------------------------------------------------------------------------------------------------------------------
              Argentina (Republic of):
              Medium-Term Nts., 8%, 8/9/97                                          NLG                200,000              122,888
              Sr. Unsec. Unsub. Bonds, 13.45%, 10/21/97                             ITL            260,000,000              160,332
              ----------------------------------------------------------------------------------------------------------------------
              Province of Buenos Aires Sr. Unsub. Unsec. Nts., 9.50%,
              7/14/97                                                                                   50,000               48,500
                                                                                                                    ----------------
                                                                                                                            331,720
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 6.4%
              ----------------------------------------------------------------------------------------------------------------------
              Australia (Commonwealth of) Bonds:
              12%, 7/15/99                                                          AUD                210,000              179,436
              12.50%, 1/15/98                                                       AUD                355,000              294,828
                                                                                                                    ----------------
                                                                                                                            474,264
------------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 1.3%
              ----------------------------------------------------------------------------------------------------------------------
              Belgium (Kingdom of) Debs., 7.25%, 3/19/01                            CHF                100,000               99,212
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL - 5.0%
              ----------------------------------------------------------------------------------------------------------------------
              Banco do Estado de Sao Paulo SA, 9.25% Nts., 10/4/96                                      60,000               57,450
              ----------------------------------------------------------------------------------------------------------------------
              Brazil (Federal Republic of):
              Eligible Interest Bonds, 7.25%, 4/15/06                           (5)                    140,000               93,268
              Interest Due and Unpaid Bonds, 6.688%, 1/1/01                     (5)                    256,500              217,692
                                                                                                                    ----------------
                                                                                                                            368,410
------------------------------------------------------------------------------------------------------------------------------------
BULGARIA - 1.5%
              ----------------------------------------------------------------------------------------------------------------------
              Bulgaria (Republic of) Interest Arrears Bonds, 6.75%,
              7/28/11                                                           (5)                    250,000              112,955
------------------------------------------------------------------------------------------------------------------------------------
CANADA - 2.1%
              ----------------------------------------------------------------------------------------------------------------------
              Canada (Government of) Debs., 10.75%, 3/15/98                         CAD                195,000              157,064


               5    Oppenheimer International Bond Fund

              ======================================================================================================================
              STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                               FACE                 MARKET VALUE
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)                                                     AMOUNT (1)           SEE NOTE 1


------------------------------------------------------------------------------------------------------------------------------------
COSTA RICA - 1.5%
              ----------------------------------------------------------------------------------------------------------------------
              Central Bank of Costa Rica Principal Bonds, Series A,
              6.25%, 5/21/10                                                                   $       200,000      $       112,000
------------------------------------------------------------------------------------------------------------------------------------
ECUADOR - 2.2%
              ----------------------------------------------------------------------------------------------------------------------
              Ecuador (Republic of):
              Disc. Bonds, 6.812%, 2/28/25                                      (5)                    100,000               49,370
              Par Bonds, 3%, 2/28/25                                            (5)                    350,000              114,170
                                                                                                                    ----------------
                                                                                                                            163,540
------------------------------------------------------------------------------------------------------------------------------------
GERMANY - 1.9%
              ----------------------------------------------------------------------------------------------------------------------
              Treuhandanstalt (German Federal Government) Bonds,
              7.125%, 1/29/03                                                       DEM                190,000              138,199
------------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN - 5.4%
              ----------------------------------------------------------------------------------------------------------------------
              United Kingdom Treasury Nts., 10%, 2/26/01                            GBP                230,000              398,717
------------------------------------------------------------------------------------------------------------------------------------
IRELAND - 4.3%
              ----------------------------------------------------------------------------------------------------------------------
              National Treasury Management Agency (Irish Government) Bonds:
              8%, 10/18/00                                                          IEP                 55,000               89,728
              9%, 7/15/01                                                           IEP                135,000              230,401
                                                                                                                    ----------------
                                                                                                                            320,129
------------------------------------------------------------------------------------------------------------------------------------
JAMAICA - 0.6%
              ----------------------------------------------------------------------------------------------------------------------
              Jamaica (Government of) 1990 Refinancing Agreement Nts.,
              Tranche A, 6.656%, 10/16/00                                    (5)(6)                     50,000               44,500
------------------------------------------------------------------------------------------------------------------------------------
MEXICO - 10.0%
              ----------------------------------------------------------------------------------------------------------------------
              Banco Nacional de Comercio Exterior SNC International
              Finance BV Gtd. Bonds, 10.875%, 6/23/97                        (3)(5)                     10,000               10,125
              ----------------------------------------------------------------------------------------------------------------------
              Banco Nacional de Obras y Servicios Publicos SA Nts.,
              10.75%, 8/16/96                                                                           80,000               80,800
              ----------------------------------------------------------------------------------------------------------------------
              Bonos de la Tesoreria de la Federacion, Zero Coupon,
              8/15/96                                                               MXP              1,246,820              147,993
              ----------------------------------------------------------------------------------------------------------------------
              United Mexican States:
              Nacional Financiera SNC Nts., 13.60%, 4/2/98                          ESP             10,000,000               78,842
              Petroleos Mexicanos Gtd. Sr. Unsec. Nts., 6.875%, 3/8/99          (5)                    100,000               89,750
              Petroleos Mexicanos Gtd. Unsec. Unsub. Nts., 7.875%,
              3/2/99                                                                CAD                500,000              335,019
                                                                                                                    ----------------
                                                                                                                            742,529
------------------------------------------------------------------------------------------------------------------------------------
MOROCCO - 2.9%
              ----------------------------------------------------------------------------------------------------------------------
              Morocco (Kingdom of) Loan Participation Agreement,
              Tranche A, 6.688%, 1/1/09                                         (5)                    350,000              219,188
------------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 1.9%
              ----------------------------------------------------------------------------------------------------------------------
              New Zealand (Republic of) Bonds, 10%, 3/15/02                         NZD                130,000               94,463
              ----------------------------------------------------------------------------------------------------------------------
              The Queen in Right of New Zealand Government Bonds, 14%,
              10/15/96                                                              NZD                 70,000               48,405
                                                                                                                    ----------------
                                                                                                                            142,868
------------------------------------------------------------------------------------------------------------------------------------
PAKISTAN - 1.4%
              ----------------------------------------------------------------------------------------------------------------------
              Islamic (Republic of Pakistan) Debs., 11.50%, 12/22/99                                   100,000              102,875
------------------------------------------------------------------------------------------------------------------------------------
PANAMA - 4.1%
              ----------------------------------------------------------------------------------------------------------------------
              Panama (Republic of) Debs., 7.25%, 5/10/02                        (5)                    380,000              302,100
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 1.0%
              ----------------------------------------------------------------------------------------------------------------------
              Philippines (Republic of) Front-Loaded Interest Reduction
              Bonds, Series B, 5%, 6/1/08                                       (7)                    100,000               77,188

               6    Oppenheimer International Bond Fund

              ======================================================================================================================
              STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               FACE                 MARKET VALUE
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)                                                     AMOUNT (1)           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
POLAND - 3.6%
              ----------------------------------------------------------------------------------------------------------------------
              Poland (Republic of) Disc. Bonds, 7.125%, 10/27/24                (5)            $       350,000      $       270,375
------------------------------------------------------------------------------------------------------------------------------------
PORTUGAL - 3.1%
              ----------------------------------------------------------------------------------------------------------------------
              Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo:
              12.50%, 1/23/98                                                   (8) PTE             14,500,000              101,491
              13%, 12/23/97                                                         PTE             17,800,000              125,863
                                                                                                                    ----------------
                                                                                                                            227,354
------------------------------------------------------------------------------------------------------------------------------------
SPAIN - 4.2%
              ----------------------------------------------------------------------------------------------------------------------
              Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
              7.40%, 7/30/99                                                        ESP             28,500,000              209,950
              11.30%, 1/15/02                                                       ESP             12,000,000               99,290
                                                                                                                    ----------------
                                                                                                                            309,240
------------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL - 0.7%
              ----------------------------------------------------------------------------------------------------------------------
              International Bank for Reconstruction and Development
              Bonds, 12.50%, 7/25/97                                                NZD                 70,000               49,194
------------------------------------------------------------------------------------------------------------------------------------
SWEDEN - 3.4%
              ----------------------------------------------------------------------------------------------------------------------
              Sweden (Kingdom of) Bonds, Series 1028, 11%, 1/21/99                  SEK              1,700,000              256,008
                                                                                                                    ----------------

              Total Foreign Government Obligations (Cost $5,340,850)                                                      5,419,629

====================================================================================================================================
CORPORATE BONDS AND NOTES - 11.7%
------------------------------------------------------------------------------------------------------------------------------------
              Banco Bamerindus do Brasil SA:
              10.50% Debs., 6/23/97                                                                     20,000               19,150
              11% Sr. Unsub. Unsec. Bonds, 10/6/97                                                      20,000               19,775
              9% Unsub. Unsec. Bonds, 10/29/98                                                          20,000               18,350
              ----------------------------------------------------------------------------------------------------------------------
              Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                         60,000               52,800
              ----------------------------------------------------------------------------------------------------------------------
              Banco Ganadero SA:
              Zero Coupon Nts., 7/1/96                                          (3)                     10,000                9,308
              Zero Coupon Sr. Unsub. Unsec. Nts., 6/15/96                       (3)                     10,000                9,348
              ----------------------------------------------------------------------------------------------------------------------
              Banco Mexicano SA, 8% Sr. Unsub. Unsec. Exchangeable
              Medium-Term Nts., 11/4/98                                                                 60,000               52,050
              ----------------------------------------------------------------------------------------------------------------------
              Canadian Imperial Banking Corp., Zero Coupon Indexed
              Nts., 12/28/95                                                    (4)                    100,000               93,830
              ----------------------------------------------------------------------------------------------------------------------
              KfW International Finance, Inc., 11.625% Gtd. Nts.,
              11/27/98                                                              ITL             310,000,000              195,974
              ----------------------------------------------------------------------------------------------------------------------
              Morgan Stanley Group, 14.25% Indian Rupee Indexed Nts.,
              6/26/96                                                               INR                314,100                9,259
              ----------------------------------------------------------------------------------------------------------------------
              New Zealand Electric Corp., 10% Debs., 10/15/01                       NZD                110,000               78,212
              ----------------------------------------------------------------------------------------------------------------------
              Pulsar Internacional SA de CV, 11.80% Nts., 9/19/96               (6)                     50,000               50,375
              ----------------------------------------------------------------------------------------------------------------------
              Rabobank Nederland:
              11.05% Sr. Unsec. Debs., 12/12/97                                     ITL            190,000,000              118,197
              5.25% Sr. Unsec. Unsub. Debs., 1/30/02                                CHF                100,000               91,815
              ----------------------------------------------------------------------------------------------------------------------
              Unibanco Leasing SA, 9.113% Nts., 12/28/97                        (5)                     50,000               48,125
                                                                                                                    ----------------

              Total Corporate Bonds and Notes (Cost $863,797)                                                               866,568





               7    Oppenheimer International Bond Fund

              ======================================================================================================================
              STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT (1)           SEE NOTE 1
====================================================================================================================================
STRUCTURED INSTRUMENTS - 0.5%
------------------------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
              Salomon Brothers, Inc., Zero Coupon Brazilian Credit
              Linked Nts., 12/14/95 (indexed to the Nota Do Tesouro
              Nacional, Zero Coupon, 12/13/95) (Cost $38,962)                                  $        40,000      $        38,962

====================================================================================================================================
REPURCHASE AGREEMENTS - 5.4%
------------------------------------------------------------------------------------------------------------------------------------
              Repurchase agreement with First Chicago Capital Markets, 6.35%, dated 9/29/95, to be repurchased at $400,211 on 10/2/95,
              collateralized by U.S. Treasury Nts., 4.25%-8.75%, 11/30/95-
              8/15/00, with a value of $272,713, U.S. Treasury Bills maturing
              12/28/95-3/28/96, with a value of $61,914, and U.S. Treasury
              Bonds, 8.50%-13.25%, 5/15/14-2/15/20, with a value of $74,134
              (Cost $400,000)                                                                          400,000              400,000
              ----------------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS, AT VALUE (COST $7,243,918)                                              98.7%            7,322,753
              ----------------------------------------------------------------------------------------------------------------------
              OTHER ASSETS NET OF LIABILITIES                                                             1.3                99,849
                                                                                               ----------------     ----------------

              NET ASSETS                                                                                100.0%      $     7,422,602
                                                                                               ================     ================

              1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
              ARA - Argentine Austral        IDR - Indonesian Rupiah
              AUD - Australian Dollar        IEP - Irish Punt
              CAD - Canadian Dollar          INR - Indian Rupee
              CHF - Swiss Franc              ITL - Italian Lira
              CLP - Chilean Peso             MXP - Mexican Peso
              CZK - Czech Koruna             NLG - Netherlands Guilder
              DEM - German Deutsche Mark     NZD - New Zealand Dollar
              ESP - Spanish Peseta           PTE - Portuguese Escudo
              GBP - British Pound Sterling   SEK - Swedish Krona
              HUF - Hungarian Forints        THB - Thai Baht
              2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
              3. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $218,004 or 2.94% of the Fund's net assets, at September 30, 1995.
              4. When-issued security to be delivered and settled after September 30, 1995.
              5. Represents the current interest rate for a variable rate security.
              6. Identifies issues considered to be illiquid - See Note 7 of Notes to Financial Statements.
              7. Represents the current interest rate for an increasing rate security.
              8. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                           FACE SUBJECT  EXPIRATION EXERCISE     PREMIUM            MARKET VALUE
                                                           TO CALL       DATE       PRICE        RECEIVED           SEE NOTE 1
              ----------------------------------------------------------------------------------------------------------------------
              Call option on Sweden (Kingdom of)
              Bonds, Series 1028, 11%, 1/21/99             245           1/21/99    $105.00      $1,350             $ 1,350

              See accompanying Notes to Financial Statements.






               8    Oppenheimer International Bond Fund


                                ====================================================================================================
                                STATEMENT OF ASSETS AND LIABILITIES                         September 30, 1995

====================================================================================================================================
ASSETS                          Investments, at value (cost $7,243,918) - see accompanying statement             $        7,322,753
                                ----------------------------------------------------------------------------------------------------
                                Cash                                                                                        238,118
                                ----------------------------------------------------------------------------------------------------
                                Unrealized appreciation on forward foreign currency
                                exchange contracts - Note 6                                                                   9,130
                                ----------------------------------------------------------------------------------------------------
                                Receivables:
                                Investments sold                                                                            527,402
                                Shares of beneficial interest sold                                                          278,607
                                Interest                                                                                    220,485
                                Deferred organization costs                                                                  14,399
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         1,159
                                                                                                                 -------------------
                                Total assets                                                                              8,612,053

====================================================================================================================================
LIABILITIES                     Options written, at value (premiums received $1,350) -
                                see accompanying statement - Note 5                                                           1,350
                                ----------------------------------------------------------------------------------------------------
                                Payables and other liabilities:
                                Investments purchased                                                                       863,349
                                Shares of beneficial interest redeemed                                                      301,855
                                Dividends                                                                                    15,989
                                Distribution and service plan fees - Note 4                                                   2,656
                                Other                                                                                         4,252
                                                                                                                 -------------------
                                Total liabilities                                                                         1,189,451

====================================================================================================================================
NET ASSETS                                                                                                       $        7,422,602
                                                                                                                 ===================
====================================================================================================================================
COMPOSITION OF                  Paid-in capital                                                                  $        7,334,740
NET ASSETS                      ----------------------------------------------------------------------------------------------------
                                Accumulated net realized loss from investments, written options
                                and foreign currency transactions                                                             (189)
                                ----------------------------------------------------------------------------------------------------
                                Net unrealized appreciation on investments and translation of
                                assets and liabilities denominated in foreign currencies                                     88,051
                                                                                                                 -------------------

                                Net assets                                                                       $        7,422,602
                                                                                                                 ==================
===================================================================================================================================
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on net assets
                                of $3,983,778 and 781,299 shares of beneficial interest outstanding)                          $5.10

                                Maximum offering price per share (net asset value plus sales charge
                                of 4.75% of offering price)                                                                   $5.35

                                ----------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net
                                assets of $3,237,933 and 635,325 shares of beneficial interest outstanding)                   $5.10

                                ----------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on net
                                assets of $200,891 and 39,431 shares of beneficial interest outstanding)                      $5.09

                                See accompanying Notes to Financial Statements.



                                 9   Oppenheimer International Bond Fund


                                ====================================================================================================
                                STATEMENT OF OPERATIONS                                     For the Period from June 15, 1995
                                                                                            (commencement of operations)
                                                                                            to September 30, 1995

====================================================================================================================================
INVESTMENT INCOME               Interest (net of foreign withholding taxes of $1,013)                            $          115,114

====================================================================================================================================
EXPENSES                        Management fees - Note 4                                                                      8,252
                                ----------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                                       1,750
                                Class B                                                                                       3,267
                                Class C                                                                                         282
                                ----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                       1,623
                                Class B                                                                                         444
                                Class C                                                                                          45
                                ----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                   1,886
                                ----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                                          860
                                ----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                             546
                                ----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                         520
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                           600
                                                                                                                 -------------------
                                Total expenses                                                                               20,075
                                                                                                                 -------------------
                                Less reimbursement of expenses by Oppenheimer Management
                                Corporation - Note 4                                                                       (13,764)
                                                                                                                 -------------------
                                Net expenses                                                                                  6,311
====================================================================================================================================
NET INVESTMENT INCOME                                                                                                       108,803
====================================================================================================================================
REALIZED AND                    Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)          Investments                                                                                  27,645
ON INVESTMENTS,                 Closing of options written                                                                  (4,542)
OPTIONS WRITTEN AND             Foreign currency transactions                                                              (23,292)
FOREIGN CURRENCY                                                                                                 -------------------
TRANSACTIONS                    Net realized loss                                                                             (189)
                                ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on:
                                Investments and options written                                                              46,609
                                Translation of assets and liabilities denominated in foreign currencies                      41,442
                                                                                                                 -------------------
                                Net change                                                                                   88,051
                                                                                                                 -------------------
                                Net realized and unrealized gain on investments, options written and
                                foreign currency transactions                                                                87,862

====================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $          196,665
                                                                                                                 ===================

                                See accompanying Notes to Financial Statements.












                                10   Oppenheimer International Bond Fund

                                ====================================================================================================
                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     Period Ended
                                                                                                                    September 30,
                                                                                                                       1995 (1)
====================================================================================================================================
OPERATIONS                      Net investment income                                                            $          108,803
                                ----------------------------------------------------------------------------------------------------
                                Net realized loss on investments, options written and
                                foreign currency transactions                                                                 (189)
                                ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation
                                on investments, options written and translation of assets
                                and liabilities denominated in foreign currencies                                            88,051
                                                                                                                 -------------------
                                Net increase in net assets resulting
                                from operations                                                                             196,665

====================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A ($.1523 per share)                                                                 (76,404)
                                Class B ($.1419 per share)                                                                 (29,790)
                                Class C ($.1429 per share)                                                                  (2,609)

====================================================================================================================================
BENEFICIAL INTEREST             Net increase in net assets resulting from
TRANSACTIONS                    Class A beneficial interest transactions - Note 2                                         3,923,812
                                ----------------------------------------------------------------------------------------------------
                                Net increase in net assets resulting from
                                Class B beneficial interest transactions - Note 2                                         3,212,495
                                ----------------------------------------------------------------------------------------------------
                                Net increase in net assets resulting from
                                Class C beneficial interest transactions - Note 2                                           198,433

====================================================================================================================================
NET ASSETS                      Total increase                                                                            7,422,602
                                ----------------------------------------------------------------------------------------------------
                                Beginning of period                                                                             --
                                                                                                                 -------------------
                                End of period                                                                    $        7,422,602
                                                                                                                 ===================

                                1. For the period from June 15, 1995 (commence-ment of operations) to September 30, 1995.

                                See accompanying Notes to Financial Statements.





















                                11   Oppenheimer International Bond Fund


                                ====================================================================================================
                                FINANCIAL HIGHLIGHTS                       For the period from June 15, 1995 (commencement of
                                                                           operations) to September 30, 1995

                                                                           CLASS A               CLASS B             CLASS C
                                                                           -----------------     ---------------     ---------------
                                                                           PERIOD ENDED          PERIOD ENDED        PERIOD ENDED
                                                                           SEPTEMBER 30,         SEPTEMBER 30,       SEPTEMBER 30,
                                                                               1995                 1995                1995
                                ====================================================================================================
                                PER SHARE OPERATING DATA:
                                Net asset value, beginning of period              $5.00                $5.00               $5.00
                                ----------------------------------------------------------------------------------------------------
                                Income from investment operations:
                                Net investment income                               .15                  .14                 .14
                                Net realized and unrealized gain on
                                investments, options written and
                                foreign currency transactions                       .10                  .10                 .09
                                ----------------------------------------------------------------------------------------------------
                                Total income from investment operations             .25                  .24                 .23
                                ----------------------------------------------------------------------------------------------------
                                Dividends to shareholders from net
                                investment income                                  (.15)                (.14)               (.14)
                                                                           =========================================================
                                Net asset value, end of period                    $5.10                $5.10               $5.09
                                                                           =========================================================

                                ====================================================================================================
                                TOTAL RETURN, AT NET ASSET VALUE (1)              5.13%                4.92%               4.73%
                                ====================================================================================================
                                RATIOS/SUPPLEMENTAL DATA:
                                Net assets, end of period (in thousands)         $3,984               $3,238                $201
                                ----------------------------------------------------------------------------------------------------
                                Average net assets (in thousands)                $2,566               $1,125                 $97
                                ----------------------------------------------------------------------------------------------------
                                Number of shares outstanding at
                                end of period (in thousands)                        781                  635                  39
                                ----------------------------------------------------------------------------------------------------
                                Ratios to average net assets (2):
                                Net investment income                             9.94%                9.20%               9.36%
                                Expenses, before voluntary reimbursement
                                by the Manager                                    1.59%                2.21%               2.26%
                                Expenses, net of voluntary reimbursement
                                by the Manager                                     .41%                 .89%                .85%
                                ----------------------------------------------------------------------------------------------------
                                Portfolio turnover rate (3)                      122.0%               122.0%              122.0%

                                1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distribu-tions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                                2. Annualized.
                                3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $10,314,730 and $4,358,100, respectively.
                                See accompanying Notes to Financial Statements.







                                12   Oppenheimer International Bond Fund

                           NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT           Oppenheimer International Bond Fund (the Fund), is a
     ACCOUNTING            registered investment company organized as a Massa-
     POLICIES              chusetts Business Trust with a single series of the
                           same name.  The Fund is registered as a diversified,
                           open-end management investment company under the
                           Investment Company Act of 1940, as amended.  The
                           Fund's investment advisor is Oppenheimer Management
                           Corporation (the Manager). The Fund offers Class A,
                           Class B and Class C shares.  Class B and Class C
                           shares may be subject to a contingent deferred sales
                           charge.  All three classes of shares have identical
                           rights to earnings, assets and voting privileges,
                           except that each class has its own distribution
                           and/or service plan, expenses directly attributable
                           to a particular class and exclusive voting rights
                           with respect to matters affecting a single class.
                           Class B shares will automatically convert to Class A
                           shares six years after the date of purchase.  The
                           following is a summary of significant accounting
                           policies consistently followed by the Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are valued
                           at the close of the New York Stock Exchange on each
                           trading day. Listed and unlisted securities for which
                           such information is regularly reported are valued at
                           the last sale price of the day or, in the absence of
                           sales, at values based on the closing bid or asked
                           price or the last sale price on the prior trading
                           day. Long-term and short-term "non-money market" debt
                           securities are valued by a portfolio pricing service
                           approved by the Board of Trustees.  Such securities
                           which cannot be valued by the approved portfolio
                           pricing service are valued using dealer-supplied
                           valuations provided the Manager is satisfied that the
                           firm rendering the quotes is reliable and that the
                           quotes reflect current market value, or are valued
                           under consistently applied procedures established by
                           the Board of Trustees to determine fair value in good
                           faith. Short-term "money market type" debt securities
                           having a remaining maturity of 60 days or less are
                           valued at cost (or last determined market value)
                           adjusted for amortization to maturity of any premium
                           or discount.  Forward contracts are valued based on
                           the closing prices of the forward currency contract
                           rates in the London foreign exchange markets on a
                           daily basis as provided by a reliable bank or dealer.
                           Options are valued based upon the last sale price on
                           the principal exchange on which the option is traded
                           or, in the absence of any transactions that day, the
                           value is based upon the last sale price on the prior
                           trading date if it is within the spread between the
                           closing bid and asked prices.  If the last sale price
                           is outside the spread, the closing bid or asked price
                           closest to the last reported sale price is used.
                           -----------------------------------------------------
                           FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                           The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.
                           -----------------------------------------------------
                           REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                           13  Oppenheimer International Bond Fund

1.   SIGNIFICANT           ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
     ACCOUNTING            Income, expenses (other than those attributable to a
     POLICIES              specific class) and gains and losses are allocated
     (CONTINUED)           daily to each class of shares based upon the relative
                           proportion of net assets represented by such class.
                           Operating expenses directly attributable to a
                           specific class are charged against the operations of
                           that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to comply
                           with provisions of the Internal Revenue Code
                           applicable to regulated investment companies and to
                           distribute all of its taxable income, including any
                           net realized gain on investments not offset by loss
                           carryovers, to shareholders.  Therefore, no federal
                           income or excise tax provision is required.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS.  The Fund intends to
                           declare dividends separately for Class A, Class B and
                           Class C shares from net investment income each day
                           the New York Stock Exchange is open for business and
                           pay such dividends monthly.  Distributions from net
                           realized gains on investments, if any, will be
                           declared at least once each year.
                           -----------------------------------------------------
                           ORGANIZATION COSTS. The Manager advanced $14,488 for
                           organization and start-up costs of the Fund.  Such
                           expenses are being amortized over a five-year period
                           from the date operations commenced. In the event that
                           all or part of the  Manager's initial investment in
                           shares of the Fund is withdrawn during the
                           amortization period, the redemption proceeds will be
                           reduced to reimburse the Fund for any unamortized
                           expenses, in the same ratio as the number of shares
                           redeemed bears to the number of initial shares
                           outstanding at the time of such redemption.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net
                           investment income (loss) and net realized gain (loss)
                           may differ for financial statement and tax purposes
                           primarily because of paydown gains (losses), and the
                           recognition of certain foreign currency gains
                           (losses) as ordinary income (loss) for tax purposes.
                           The character of the distributions made during the
                           year from net investment income or net realized gains
                           may differ from their ultimate characterization for
                           federal income tax purposes.  Also, due to timing of
                           dividend distributions, the fiscal year in which
                           amounts are distributed may differ from the year that
                           the income or realized gain (loss) was recorded by
                           the Fund.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements.
                           Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                           Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.


2.   SHARES OF             The Fund has authorized an unlimited number of no par
     BENEFICIAL            value shares of beneficial interest.  Transactions in
     INTEREST              shares of beneficial interest were as follows:


                                                              PERIOD ENDED SEPTEMBER 30, 1995(1)
                                                              ----------------------------------
                                                              SHARES                 AMOUNT
                           CLASS A:
                           SOLD                                909,822               $4,576,888
                           DIVIDENDS REINVESTED                  6,117                   30,991
                           REDEEMED                           (134,640)                (684,067)
                                                              ---------              -----------
                           NET INCREASE                        781,299               $3,923,812
                                                              =========              ==========

                           CLASS B:
                           SOLD                                633,620               $3,203,816
                           DIVIDENDS REINVESTED                  4,019                   20,381
                           REDEEMED                             (2,314)                 (11,702)
                                                              ---------              -----------
                           NET INCREASE                        635,325               $3,212,495
                                                              =========              ==========



                           14  Oppenheimer International Bond Fund

                                                            PERIOD ENDED SEPTEMBER 30, 1995(1)
                                                            ----------------------------------
                                                            SHARES              AMOUNT
                           CLASS C:
                           SOLD                               39,665            $  199,624
                           DIVIDENDS REINVESTED                  392                 1,981
                           REDEEMED                             (626)               (3,172)
                                                            ---------           -----------
                           NET INCREASE                       39,431            $  198,433
                                                            =========           ==========


                           1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.


3.   UNREALIZED GAINS      At September 30, 1995, net unrealized appreciation on
     AND LOSSES ON         investments and options written of $78,835 was
     INVESTMENTS           composed of gross appreciation of $104,694, and gross
                           depreciation of $25,859.



4.   MANAGEMENT FEES       Management fees paid to the Manager were in accord-
     AND OTHER             ance with the investment advisory agreement with the
     TRANSACTIONS WITH     Fund which provides for an annual fee of .75% on the
     AFFILIATES            first $200 million of net assets with a reduction of
                           .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to reimburse Fund expenses to the level needed to main-tain a stable dividend.

                           For the period ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $38,181, of which $11,736 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.

                           Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                           Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $151,296. During the period ended September 30, 1995, OFDI retained $3,267 and $282, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs.

5.  OPTION  ACTIVITY       The Fund may buy and sell put and call options, or
                           write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                          15  Oppenheimer International Bond Fund

                           The Fund generally purchases put options or writes covered call options to hedge against adverse move-ments in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                           Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                           In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                           The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                           Written option activity for the period ended
                           September 30, 1995 was as follows:

                                                                           CALL OPTIONS
                                                                           ------------
                                                                           NUMBER OF      AMOUNT OF
                                                                           OPTIONS        PREMIUMS
                           Options written                                      570        $ 4,430
                           Options canceled in closing purchase
                           transactions                                        (325)        (3,080)
                                                                            --------       --------
                           Options outstanding at September 30,
                           1995                                                 245        $ 1,350
                                                                            ========       =======

6.  FORWARD CONTRACTS      A forward foreign currency exchange contract
                           (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                           The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                           Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.


                           16  Oppenheimer International Bond Fund

                           In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                           Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                           At September 30, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                                                 CONTRACT          VALUATION AS OF    UNREALIZED
                                                              EXCHANGE           AMOUNT            SEPTEMBER 30,      APPRECIATION
                           CONTRACTS TO PURCHASE              DATE               (000S)            1995               (DEPRECIATION)
                           ---------------------              -------------      -----------       ---------------    --------------
                           Australian Dollar (AUD)                  10/3/95          243 AUD       $  183,504              $ 1,468
                           Canadian Dollar (CAD)                   10/12/95          740 CAD          549,394                7,194
                           German Deutsche Mark (DEM)     10/23/95-10/26/95        1,100 DEM          773,043                2,547
                           Italian Lira (ITL)                       10/4/95      173,129 ITL          107,379                 (138)
                           Swiss Franc (CHF)                       10/25/95          110 CHF           95,731                  944
                                                                                                   -----------            --------
                                                                                                   $1,709,051              $12,015
                                                                                                   ===========            --------

                           CONTRACTS TO SELL
                           -----------------
                           Canadian Dollar (CAD)           10/2/95-10/12/95          986 CAD       $  731,974              $   996
                           German Deutsche Mark (DEM)     10/23/95-10/26/95        1,100 DEM          773,043               (4,432)
                           Swedish Krona (SEK)                      10/4/95          600 SEK           86,642                    2
                           Swiss Franc (CHF)                       10/25/95          110 CHF           95,731                  549
                                                                                                   -----------             -------
                                                                                                   $1,687,390              $(2,885)
                                                                                                   ===========             --------
                           Net unrealized appreciation                                                                     $ 9,130
                                                                                                                           =======

7.    ILLIQUID AND         At September 30, 1995, investments in securities
      RESTRICTED           included issues that are illiquid or restricted.
      SECURITIES           The securities are often purchased in private place-
                           ment transactions, are not registered under the Securities Act of 1933, may have contractual restric-tions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $94,875 which represents
                           1.28% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                  VALUATION PER
                                                                                                   COST           UNIT AS OF
                           SECURITY                                         ACQUISITION DATE       PER UNIT       SEPTEMBER 30, 1995
                           Jamaica (Government of) 1990 Refinancing
                           Agreement Nts., Tranche A, 6.656%, 10/16/00      7/12/95-8/15/95        $ 89.19        $ 89.00

                           Pulsar Internacional SA de CV, 11.80% Nts.,
                           9/19/96                                                  9/14/95        $100.00        $100.75

                           Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


                           17  Oppenheimer International Bond Fund

                           INDEPENDENT AUDITORS' REPORT


                           The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

                           We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1995, the related statement of operations, changes in net assets and the financial highlights for the period from June 15, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the stated period, in conformity with generally accepted accounting principles.



                           DELOITTE & TOUCHE LLP

                           Denver, Colorado
                           October 20, 1995
























                           18  Oppenheimer International Bond Fund

                           FEDERAL INCOME TAX INFORMATION (Unaudited)


                           In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


































                           19  Oppenheimer International Bond Fund

OPPENHEIMER INTERNATIONAL BOND FUND


OFFICERS AND TRUSTEES     James C. Swain, Chairman and Chief Executive Officer
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel, Trustee and President
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          Andrew J. Donohue, Vice President
                          Ashwin Vasan, Vice President
                          George C. Bowen, Vice President, Secretary, and
                              Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary


INVESTMENT ADVISOR        Oppenheimer Management Corporation


DISTRIBUTOR               Oppenheimer Funds Distributor, Inc.


TRANSFER AND              Oppenheimer Shareholder Services
SHAREHOLDER SERVICING
AGENT


CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES


INDEPENDENT AUDITORS      Deloitte & Touche LLP


LEGAL COUNSEL             Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.










20  Oppenheimer International Bond Fund